                                                                   Exhibit 10.53


                    THE DERBY CYCLE CORPORATION AND OTHERS
                        as Borrowers and/or Guarantors

                                J.P. MORGAN plc
                                  as Arranger

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                               as Original Banks

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                              as Additional Banks

                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Security Agent

                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Facility Agent

                     ____________________________________

                              AMENDMENT AGREEMENT
                                relating to the
                    REVOLVING MULTICURRENCY CREDIT FACILITY
                                   AGREEMENT
                            of up to DM209, 355,403
                               Dated 12 May 1998
                    ______________________________________

                                   CONTENTS

Clause                                                                                                         Page
1.      Interpretation.......................................................................................    2

2.      Amendment Of The Credit Agreement....................................................................    3

3.      Representations And Warranties.......................................................................    3

4.      Conditions Precedent And Conditions Subsequent.......................................................    4

5.      Undertakings.........................................................................................    5

6.      Acknowledgement And Consent By Guarantors............................................................    5

7.      Fees And Costs.......................................................................................    5

8.      Miscellaneous........................................................................................    5

9.      Jurisdiction.........................................................................................    6

10.     Governing Law........................................................................................    7

Schedule 1     The Borrowers.................................................................................    8

Schedule 2     Guarantors....................................................................................    9

Schedule 3...................................................................................................   11

      Part 1 Conditions Precedent Documentation..............................................................   11

      Part 2 Conditions Subsequent Documentation.............................................................   12

Schedule 4     The Original Banks............................................................................   13

Schedule 5     The Additional Banks..........................................................................   14

Schedule 6     Amendments To The Credit Agreement............................................................   15

THIS AMENDMENT AGREEMENT is made the 15 March 2001

BETWEEN

(1) THE DERBY CYCLE CORPORATION, a company incorporated in Delaware, United States of America, having its principal office at 300 First Stamford Place, Stamford, CT069026765, U.S.A (the "Company");

(2)  THE COMPANIES identified as Borrowers in Schedule 1;

(3)  THE COMPANIES as identified as Guarantors in Schedule 2;

(4)  J.P. MORGAN plc (the "Arranger");

(5) THE FINANCIAL INSTITUTIONS identified as banks in Schedule 4 (the "Original Banks");

(6) THE FINANCIAL INSTITUTIONS identified as banks in Schedule 5 (the "Additional Banks");

(7)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Facility Agent");

(8)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Security Agent").

WHEREAS:

(A) By a credit agreement dated 12 May 1998 (as amended and restated on November 22, 2000, as amended by the January Agreement and the February Agreement, as amended by this Agreement and otherwise as amended, restated, varied, supplemented or novated from time to time, the "Credit Agreement") and made between each of the parties hereto (other than Deutsche Bank London AG which has replaced San Paolo IMI SPA as an Original Bank), the Original Banks agreed to make certain credit facilities available to the Borrowers on the terms and conditions set out therein.

(B) In accordance with the terms of Clause 6 of the Credit Agreement, the Obligors' Agent wishes to make a utilisation of the Facilities but is unable to complete the Drawdown Requests because of the occurrence of the Specified Defaults which are continuing.

(C) The Banks have agreed to waive the Specified Defaults to allow the utilisation to take place and to allow the utilisation of the Ancillary Facilities subject to the terms and conditions of this Agreement such that each of the parties hereto has agreed that the Credit Agreement be amended as set out in this Agreement.

NOW IT IS HEREBY as follows:

1.  INTERPRETATION

1.1 In this Agreement:

    "Collateral Account" means the blocked account of [Derby Holding Limited] with the Facility Agent with account number 23659101.

     "Effective Date" means the date on which the Facility Agent has confirmed to the Company and the Banks that it has received satisfactory evidence that all of the conditions precedent set out in Schedule 3 Part 1 have been met, in each case in a form and substance satisfactory to the Facility Agent.

     "euro" means the single currency of the participating member states of the European Union.

     "February Agreement" means the amendment agreement dated 27th February, 2001 which amended certain terms of the Credit Agreement.

     "January Agreement" means the amendment agreement dated 24th January, 2001 which amended certain terms of the Credit Agreement.

     "Specified Defaults" means the Events of Default and the Potential Events of Default which have been notified in writing to the Agents and the Banks prior to the date of this Agreement.

1.2 Terms and expressions defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires or unless otherwise defined in this Agreement.

2.   AMENDMENT OF THE CREDIT AGREEMENT

2.1  Amendment

     On the Effective Date the Credit Agreement shall be amended as set out in the Schedule 6.

2.2  Waiver

     For the purposes (and only for the purposes) of (i) permitting the utilisation by the Obligors' Agent of the Facilities referred to in Recital B and (ii) allowing the utilisation of the Ancillary Facilties (but, in the latter case, only for the period from the Effective Date until the next rollover date), each of the Banks hereby agrees to waive the Specified Defaults provided that nothing in this Clause or otherwise in this Agreement shall prejudice the rights of the Agents or the Banks under the Credit Agreement to take any action hereafter in relation to the Specified Defaults. In addition, and notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall constitute a waiver, or prejudice the exercise by the Agent and/or the Banks, of any of the other and/or future rights granted to the Banks under the Credit Agreement.

3.   REPRESENTATIONS AND WARRANTIES

     Each Obligor hereby represents and warrants to the Agents and the Banks that:

3.1 after the Effective Date there will exist no Event of Default or Potential Event of Default under the Credit Agreement other than the Specified Defaults;

3.2 after the Effective Date all representations and warranties contained in the Credit Agreement and the other Finance Documents are true, correct and complete in all material respects on and as at the date hereof except to the extent that
     (i) such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as at such earlier date and (ii) such representations and warranties are breached by the Specified Defaults;

3.3 after the Effective Date each Obligor has performed all agreements to be performed on its part as set out in the Credit Agreement;

3.4 each Obligor is duly organised and validly existing under the laws of the jurisdiction of its organisation and has all necessary power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby;

3.5 neither the execution and delivery of this Agreement, nor the performance of the transactions contemplated hereby, violates or will violate (i) any law, regulation, decree or other legal restriction applicable to any Obligor; (ii) the charters, by-laws or other constitutional documents of any Obligor; or (iii) any instrument or agreement to which any Obligor or any of its assets is subject or by which it is bound;

3.6 there is no legal requirement of any governmental authority (including any requirement to make any declaration, filing or registration or to obtain any consent, approval, licence or order) which is necessary to be met by the Company or any other Obligor in connection with its execution, delivery or performance of this Agreement;

3.7 this Agreement has been duly authorised, executed and delivered by each of the Obligors and this Agreement, the Credit Agreement and the other Finance Documents to which any Obligor is a party, constitute the legal, valid and binding obligations of such Obligor; and

3.8 all information provided to the Facility Agent in connection with this Agreement (including, without limitation, the weekly cashflow forecasts to be provided under the terms of Clause 5.1) was or will be as at the time it was given, true, in all respects (save for minor typographical errors) (or, in the case of information provided by any Person other than the Company or its advisers, as far as the board of directors is aware, was true to the best of its knowledge or belief at the date supplied) and each Obligor represents that no circumstances have arisen, or any event has occurred between the date when such information was provided to the Facility Agent and the date hereof which would render such information to be untrue, inaccurate or incomplete in any respect.

4.   CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT

4.1 Without prejudice to the generality of Clause 2, the obligations of each Finance Party to the Company and the Borrowers under the Credit Agreement in relation to the Facilities are subject to the fulfilment of all conditions precedent set out in Schedule 3, Part 1 hereof.

4.2 The Company and the Borrowers undertake that the conditions subsequent set out in paragraph 1 of Schedule 3, Part 2 shall be completed within 30 days from the date of this Agreement.

5.   UNDERTAKINGS

5.1 Notwithstanding anything to the contrary in the Credit Agreement, the Company, on its own behalf and on behalf of each Obligor, undertakes to the Agent and each of the Banks that, to the extent that, on the last Business Day of each week, there are cash balances in the Group of more than an amount agreed between the Company and the Agent from time to time (the "Maximum Amount"), the Company shall pay any excess over the Maximum Amount into the Collateral Account unless (i) in the case of the period from the date of this Agreement until 11/th/ May, 2001, the weekly cashflow forecast of the Group for the following eight week period shows that such payment would result in the cash balances of the Group being reduced below the Maximum Amount during such eight week period period or (ii) in the case of any period from 11/th/ May, 2001 onwards, the weekly cashflow forecast of the Group for the following four week period shows that such payment would result in the cash balances of the Group being reduced below the Maximum Amount during such four week period period (in each case such forecast to be delivered to the Agent within five Business Days of the last Business Day of the week on which such forecast was due).

5.2 By its execution of this Agreement, [Derby Holding Limited] hereby irrevocably and unconditionally acknowledges that the Collateral Account is blocked and authorises the Facility Agent without any further authority from [Derby Holding Limited] to use the balance of the Collateral Account from time to time to prepay the Facilities in accordance with the terms of Clause 11.14 of the Credit Agreement provided that (and notwithstanding anything to the contrary in Clause 11.14) the Company hereby agrees that any amounts to be prepaid in accordance with Clause 11.14 shall, to the extent legally possible and otherwise to the maximum extent permitted under the Credit Agreement, be used first in prepayment of all amounts outstanding to the Banks from Borrowers other than Gazelle and, only once such amounts have been fully repaid, in prepayment of all amounts outstanding to the Banks from Gazelle but, in each case, only on a rollover date and without premium or penalty.

5.3 To the extent that there is a balance held on the Collateral Account from time to time prior to each rollover date, the Facility Agent agrees that it will pay interest on the balance from time to time at the rate offered to the Facility Agent by leading banks in the London interbank market for deposits of a similar amount and currency, such interest to be added to the balance of the Collateral Account and used to prepay the Facilities as described in Clause 5.2.

6.   ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

     Each of the Guarantors hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of such Guarantor under its respective Guarantee shall not be impaired or affected and such Guarantee is and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

7.   FEES AND COSTS

     The Company shall reimburse the Agents and the Banks for all costs and expenses (including legal fees incurred by both DLA and Clifford Chance and fees incurred by KPMG in connection with their role as professional advisers to the Agents and the Banks) properly incurred by them and their professional advisers in considering the position of the Group under the Credit Agreement.

8.   MISCELLANEOUS

8.1  Counterparts

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument;

8.2 Signature pages may be detached from multiple separate counterparts and attached to a single document so that all signature pages are physically attached to the same document.

8.3  Contracts (Rights of Third Parties) Act

     A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

8.4  Finance Documents

     The Facility Agent hereby notifies the Company in accordance with the terms of the Credit Agreement that this Agreement shall be a Finance Document for the purposes of the Credit Agreement.

9.   JURISDICTION

9.1  Courts of England

     For the benefit of each Finance Party, each of the Obligors agree that the courts of England have jurisdiction to hear and settle any action, suit, proceeding or dispute in connection with this Agreement or any of the other Senior Finance Documents and therefore irrevocably submits to the jurisdiction of those courts.

9.2  Non-exclusivity

     The submission to the jurisdiction of the English courts does not restrict the right of a Finance Party to take proceedings against an Obligor in connection with this Agreement or any of the other Senior Finance Documents in any other court of competent jurisdiction, whether concurrently or not.

9.3  Service of process agent

     (a) In addition to any other appropriate method of service, each of the Non-UK Obligors irrevocably agrees that any suit, action or proceeding may be served on it by being delivered to Derby Holding Limited at 62 Triumph Road, Nottingham, NG7 2DD, England or its registered office and confirms that it has appointed the Company as its agent for such purpose.

     (b) Each of the Non-UK Obligors confirms that failure by its process agent to notify it of receipt of any process will not invalidate the proceedings to which it relates.

     (c) If the appointment of a process agent ceases to be effective, the relevant Non-UK Obligor shall immediately appoint a further Person in England as its process agent in respect of this Agreement and each of the other Senior Finance Documents and notify the Facility Agent of such appointment. If such a Person is not appointed within 15 days of such notification the Facility Agent shall be entitled to appoint such a Person.

9.4  Non-convenience of forum

     Each of the Non-UK Obligors confirms that the English courts are not an inconvenient forum and irrevocably waives any right it may have to object to them on the grounds of inconvenience or otherwise.

10.  GOVERNING LAW

     This Agreement is governed by and shall be construed in accordance with English Law.


THE PARTIES have entered into this Agreement on the date stated at the beginning.

                                  SCHEDULE 1

                                 The Borrowers


Name                                            Jurisdiction Of Incorporation

Raleigh Industries Limited                      England And Wales

Derby Cycle Corporation Limited (formerly       England and Wales
Sturmey-Archer Limited)

Derby Holding (Deutschland) GmbH                Germany

Koninklijke Gazelle B.V.                        Netherlands

Raleigh Industries of Canada Limited            Canada

Raleigh Europe B.V.                             Netherlands

Raleigh B.V.                                    Netherlands

Englebert Wiener Bike Parts GmbH                Germany

Winora-Staiger GmbH                             Germany

Derby Holding Limited                           England and Wales

Raleigh Fahrrader GmbH                          Germany

Derby Cycle Werke GmbH                          Germany

Raleigh International Limited                   England and Wales

Curragh Finance Company                         Ireland

Raleigh Ireland Limited                         Ireland

Derby Holding BV                                Netherlands

                                  SCHEDULE 2

                                  Guarantors


Name                                            Jurisdiction of Incorporation

Derby Holding Limited                           England and Wales

Raleigh Industries Limited                      England and Wales

Raleigh International Limited                   England and Wales

Derby Cycle Corporation Limited (formerly       England and Wales
Sturmey-Archer Limited)

Raleigh Industries of Canada Limited            Canada

The Derby Cycle Corporation                     The United States of America

Raleigh BV                                      Netherlands

Raleigh Europe BV                               Netherlands

Koninklijke Gazelle BV                          Netherlands

Derby Nederland BV                              Netherlands

Derby Holding BV                                Netherlands

Lyon Investments BV                             Netherlands

Derby Holding (Deutschland) GmbH                Germany

Raleigh Fahrrader GmbH                          Germany

NW Sportger te GmbH                             Germany

Derby Cycle Werke GmbH                          Germany

Englebert Wiener Bike Parts GmbH                Germany

Univega Worldwide Licence GmbH                  Germany

Univega Beteiligungen GmbH                      Germany

Univega Bikes & Sports Europe GmbH (formerly    Germany
MS Sport Vertriebs GmbH)

Derby Fahrrader GmbH                            Germany

Derby WS Verm gensverwaltungs GmbH              Germany

Winora-Staiger GmbH                             Germany

Name                                            Jurisdiction of Incorporation

Curragh Finance Company                         Ireland

Raleigh Ireland Limited                         Ireland

The British Cycle Corporation Limited           England and Wales

Raleigh (Services) Limited                      England and Wales

Triumph Cycle Company Limited                   England and Wales

BSA Cycles Limited                              England and Wales

Derby Sweden AB                                 Sweden

Bikeshop.com, Inc.                              The United States of America

                                  SCHEDULE 3


                                    Part 1

                      Conditions Precedent Documentation


1.   RESOLUTIONS

     A copy of the resolutions of the Board of the Company certified by the Secretary (or appropriately authorised person) of the Company approving this Agreement and the terms of the Credit Agreement as amended pursuant hereto and authorising the execution and delivery of this Agreement and any other communications or documents to be delivered by the Company hereunder and thereunder and confirming that the authority granted by each of the Obligors to the Company as set out in Clause 2.3(c) of the Credit Agreement has not been rescinded, amended or otherwise waived.

2.   MISCELLANEOUS

2.1  An executed copy of this Agreement.

2.2  A letter from the Company detailing the Specified Defaults.

2.3 Evidence that all costs and expenses (including legal fees incurred by both DLA and Clifford Chance and fees incurred by KPMG in connection with their role as professional advisers to the Agents and the Banks) properly incurred by the Agents and the Banks and their professional advisers in considering the position of the Group under the Credit Agreement have been paid.

                                    Part 2

                      Conditions Subsequent Documentation

1. A copy of the resolutions of the Board (or, as appropriate, the equivalent in jurisdictions other than England and Wales) of each Obligor (other than the Company) certified by the Secretary thereof (or appropriately authorised person) of such Obligor approving this Agreement and the terms of the Credit Agreement as amended pursuant hereto and authorising the execution and delivery of this Agreement and any other communications or documents to be delivered by such Obligor hereunder and thereunder and confirming that the authority granted by each of the Obligors to the Company as set out in Clause 2.3(c) of the Credit Agreement has not been rescinded, amended or otherwise waived.

                                  SCHEDULE 4

                               The Original Banks

Name

ABN Amro Bank N.V.

BHF - Bank AG

BNP Paribas

Deutsche Bank AG, London

Dresdner Bank AG, New York and Grand Cayman branch

HSBC Bank plc

KBC Bank (Nederland) NV

Lloyds TSB Bank Plc

Oldenburgische Landesbank AG

Scotiabank Europe plc

The Bank of Nova Scotia

The Chase Manhattan Bank

The Governor and Company of the Bank of Scotland

The Governor and Company of the Bank of Ireland

The Industrial Bank of Japan, Limited

The Sumitomo Bank, Limited

                                  SCHEDULE 5

                             The Additional Banks

Name


ABN Amro Bank N.V.

BNP Paribas

HSBC Bank plc

KBC Bank (Nederland) NV

Lloyds TSB Bank Plc

The Chase Manhattan Bank

                                  SCHEDULE 6

                      Amendments to the credit agreement

(1) Replace the first part of Clause 23.1 (Guarantee) with the following:

    "In consideration of the Finance Parties entering into this Agreement and/or becoming party to this Agreement pursuant to a Novation Certificate and/or (in the case of the Banks) participating in any Utilisation, each Guarantor hereby irrevocably and unconditionally and jointly and severally to the extent permitted under applicable law (which in the case of any Guarantor incorporated in the Netherlands shall include limitations pursuant to
    Section 7 of Book 2 of the Dutch Civil Code and the general Dutch law principles of corporate benefit):".

The Company

THE DERBY CYCLE CORPORATION

By:  \s\ SIMON GODDARD


The Borrowers

RALEIGH INDUSTRIES LIMITED

By:  \s\ SIMON GODDARD


THE DERBY CYCLE CORPORATION LIMITED

By:  \s\ SIMON GODDARD


DERBY HOLDING (DEUTSCHLAND) GMBH

By:  \s\ SIMON GODDARD


KONINKLIJKE GAZELLE BV

By:  \s\ SIMON GODDARD


RALEIGH INDUSTRIES OF CANADA LIMITED

By:  \s\ SIMON GODDARD


RALEIGH EUROPE B.V.

By:  \s\ SIMON GODDARD


RALEIGH B.V.

By:  \s\ SIMON GODDARD

ENGLEBERT WIENER BIKE PARTS GMBH

By:  \s\ SIMON GODDARD


WINORA-STAIGER GMBH

By:  \s\ SIMON GODDARD


DERBY HOLDING LIMITED

By:  \s\ SIMON GODDARD


RALEIGH FAHRRADER GMBH

By:  \s\ SIMON GODDARD


DERBY CYCLE WERKE GMBH

By:  \s\ SIMON GODDARD


RALEIGH INTERNATIONAL LIMITED

By:  \s\ SIMON GODDARD


CURRAGH FINANCE COMPANY

By:  \s\ SIMON GODDARD


RALEIGH IRELAND LIMITED

By:  \s\ SIMON GODDARD


DERBY HOLDING BV

By:  \s\ SIMON GODDARD

The Guarantors

DERBY HOLDING LIMITED

By:  \s\ SIMON GODDARD


RALEIGH INDUSTRIES LIMITED

By:  \s\ SIMON GODDARD


RALEIGH INTERNATIONAL LIMITED

By:  \s\ SIMON GODDARD


DERBY CYCLE CORPORATION LIMITED

By:  \s\ SIMON GODDARD


RALEIGH INDUSTRIES OF CANADA LIMITED

By:  \s\ SIMON GODDARD


THE DERBY CYCLE CORPORATION

By:  \s\ SIMON GODDARD


RALEIGH BV

By:  \s\ SIMON GODDARD


RALEIGH EUROPE BV

By:  \s\ SIMON GODDARD


KONINKLIJKE GAZELLE BV

By:  \s\ SIMON GODDARD

DERBY NEDERLAND BV

By:  \s\ SIMON GODDARD


DERBY HOLDING BV

By:  \s\ SIMON GODDARD


LYON INVESTMENTS BV

By:  \s\ SIMON GODDARD


DERBY HOLDING (DEUTSCHLAND) GMBH

By:  \s\ SIMON GODDARD


RALEIGH FAHRRADER GMBH

By:  \s\ SIMON GODDARD


NW SPORTGERATE GMBH

By:  \s\ SIMON GODDARD


DERBY CYCLE WERKE GMBH

By:  \s\ SIMON GODDARD


ENGLEBERT WIENER BIKE PARTS GMBH

By:  \s\ SIMON GODDARD


UNIVEGA WORLDWIDE LICENCE GMBH

By:  \s\ SIMON GODDARD

UNIVEGA BETEILIGUNGEN GMBH

By:  \s\ SIMON GODDARD


UNIVEGA BIKES & SPORTS EUROPE GMBH

(formerly MS SPORT VERTRIEBS GMBH)

By:  \s\ SIMON GODDARD


DERBY FAHRRADER GMBH

By:  \s\ SIMON GODDARD


DERBY WS VERMOGENSVERWALTUNGS GMBH

By:  \s\ SIMON GODDARD


WINORA-STAIGER GMBH

By:  \s\ SIMON GODDARD


CURRAGH FINANCE COMPANY

By:  \s\ SIMON GODDARD


RALEIGH IRELAND LIMITED

By:  \s\ SIMON GODDARD


TRIUMPH CYCLE CO. LIMITED

By:  \s\ SIMON GODDARD


BIKESHOP.COM, INC.

By:  \s\ SIMON GODDARD

DERBY SWEDEN AB

By:  \s\ SIMON GODDARD


RALEIGH (SERVICES) LIMITED

By:  \s\ SIMON GODDARD


THE BRITISH CYCLE CORPORATION

By:  \s\ SIMON GODDARD


BSA CYCLES LIMITED

By:  \s\ SIMON GODDARD


The Arranger

J.P. MORGAN PLC

By:  \s\ DAVID HODGSON


The Original Banks

ABN Amro Bank N.V.

By:  \s\ MICHAEL J. NELCH               WILLEM POOL


BHF - Bank AG

By:  \s\ B. WILLIAMS                    I. BAGGOTT


BNP Paribas

By:  \s\ T.C.M. SCHRAGE                 J.A.C. NIESSEN

DEUTSCHE BANK AG, LONDON

By:  \s\ S. JULIAN NICHOLS              A. WOODHULL


DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCH

By:  \s\ CHRISTIAN A. GIORDANO     JAMES M. GALLAGHER


HSBC BANK PLC

By:  \s\ K. BIDWELL


KBC BANK (NEDERLAND) NV

By:  \s\ N. WAAIJEN                     E.C. DEKKER


LLOYDS TSB BANK PLC

By:   \s\ M.E. CATTERMOLE


OLDENBURGISCHE LANDESBANK AG

By: \s\ HEINZ WERGIN               FRANK WILLERS


Scotiabank Europe plc

By: \s\ R.A. MILLARD


THE BANK OF NOVA SCOTIA

By:  \s\ R.A. MILLARD


THE CHASE MANHATTAN BANK

By:  \s\ S.J. RAE

For
The Governor and Company of the Bank of Scotland

By:  \s\ STEPHEN BUCHAN


THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:  \s\ R. KENNEDY                BARRY MORAN


THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:  \s\ LAURENCE HARE


THE SUMITOMO BANK, LIMITED

By:  \s\ NICOLAS DOWLER


The Additional Banks

ABN Amro Bank N.V.

By:  \s\ MICHAEL J. NELCH          WILLEM POOL


BNP Paribas

By:  \s\ T.C.M. SCHRAGE            J.A.C. NIESSEN


HSBC BANK PLC

By:  \s\ K. BIDWELL


KBC Bank (Nederland) NV

By:  \s\ N. WAAIJEN                E.C. DEKKER

LLOYDS TSB BANK PLC

By:  \s\ M.E. CATTERMOLE


The Chase Manhattan Bank

By:  \s\ S.J. RAE


The Security Agent

CHASE MANHATTAN INTERNATIONAL LIMITED

By:  \s\ DAVID HODGSON


The Facility Agent

CHASE MANHATTAN INTERNATIONAL LIMITED

By:  \s\ DAVID HODGSON